UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2018

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 North Meridian Street, Suite 400

Carmel, Indiana 46032

(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Merchants Bancorp (the “Company”) held its Annual Meeting of Shareholders on June 5, 2018. Matters voted upon were: (1) election of nine (9) directors to the Company’s Board of Directors and (2) ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number:

1.              Election of nine (9) members to the Company’s Board of Directors to serve until the Company’s 2019 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier resignation, removal, or death:

Director Nominee	For	Withheld	Broker Non-Votes
Michael F. Petrie	23,456,791	227,725	1,095,842
Randall D. Rogers	23,374,687	309,829	1,095,842
Michael J. Dunlap	23,354,584	329,932	1,095,842
Scott A. Evans	23,355,484	329,032	1,095,842
Sue Anne Gilroy	22,658,088	1,026,428	1,095,842
Patrick D. O’Brien	22,657,188	1,027,328	1,095,842
John W. Perry	22,657,188	1,027,328	1,095,842
Anne E. Sellers	22,522,378	1,162,138	1,095,842
Davie N. Shane	22,570,575	1,113,941	1,095,842

2.              Ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

For	Against	Abstentions	Broker Non-Votes
24,692,409	26,677	61,272	0

Item 8.01 Other Events.

On June 5, 2018, the Company issued a press release announcing that the Company’s Board of Directors declared a quarterly cash dividend of $0.06 per share on the Company’s outstanding shares of common stock. The dividend is payable July 2, 2018 to shareholders of record on June 15, 2018. The press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Merchants Bancorp June 5, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: June 5, 2018	By:	/s/ Michael F. Petrie
Name: Michael F. Petrie
Title: Chairman and Chief Executive Officer

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